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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 27, 2001


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2001, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2001-4)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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        Delaware                     333-96403                33-0727357
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         3 Ada
         Irvine, California                                      92618
         ------------------                                      -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
                                                     --------------


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                                       -2-




Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

         On October 29, 2001, a single series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2001-4 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2001 (the "Agreement"), among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee").

         On November 28, 2001 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $90,626,694.77 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated November 28, 2001, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

         On December 21, 2001 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $21,282,957.53 with funds on deposit in the Pre-Funding Account established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 21, 2001, between the Depositor and the Trustee (the "Second Subsequent Transfer Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.


Item 5.  Other Events
         ------------


Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate and fixed- rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage



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                                       -3-

Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $338,090,248.56 as of October 1, 2001 and (ii) the Pre-Funding Account, which contained approximately $111,909,751.44.

         As more fully described above, on November 28, 2001 and December 21, 2001, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of December 1, 2001, the end of the "Funding Period" (as defined in the Agreement).


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits



                  Exhibit No.                            Description
                  -----------                            -----------


                  4.2 Subsequent Transfer Instruments, dated as November 28, 2001 and December 21, 2001, respectively between Option One Mortgage
                                            Acceptance Corporation as seller and
                                            Wells Fargo Bank Minnesota, National
                                            Association, as trustee.

                  99.1 Characteristics of the Mortgage Pool as of December 1, 2001, relating to Option One Mortgage Loan Trust 2001-4, Asset- Backed Certificates, Series 2001-4.











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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: December 27, 2001

                                                  OPTION ONE MORTGAGE ACCEPTANCE
                                                  CORPORATION


                                                  By: /s/ David S. Wells
                                                      ----------------------
                                                  Name:   David S. Wells
                                                  Title:  Assistant Secretary












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                                Index to Exhibits
                                -----------------



                                                                                               Sequentially
       Exhibit No.                              Description                                    Numbered Page
       -----------                              -----------                                    -------------
           4.2            Subsequent Transfer Instruments, dated as
                          November 28, 2001 and December 21, 2001,
                          respectively between Option One Mortgage
                          Acceptance Corporation as seller and Wells
                          Fargo Bank Minnesota, National  Association,
                          as trustee.

           99.1 Characteristics of the Mortgage Pool as of October 1, 2001, relating to Option One
                          Mortgage Acceptance Corporation,
                          Asset-Backed Certificates, Series 2001-4